EXHIBIT 32.1

Section 906 Certification

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Annual Report of NetManage, Inc. (the “Registrant”) on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Zvi Alon, Chief Executive Officer of the Registrant, and Michael Peckham, Chief Financial Officer of the Registrant, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that, to the best of our knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-K.

Dated as of March 25, 2004

/s/ ZVI ALON

Zvi Alon Chief Executive Officer

/s/ MICHAEL PECKHAM

Michael Peckham Chief Financial Officer

A signed original of this written statement required by $ 906 has been provided to the registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.